SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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LODGIAN, INC.

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LODGIAN, INC.

3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326

May 1, 2003

To Our Stockholders:

      On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Stockholders Meeting to be held on Thursday, June 5, 2003 at 10:00 am. Eastern Daylight Time, at the Georgia Society of CPAs, Atlanta Financial Center, North Tower, Suite 400, Classroom 1, 3353 Peachtree Road N.E., Atlanta, GA 30326.

      The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon. Also included in the mailing is a copy of Lodgian’s 2002 Annual Report to Stockholders.

      In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

      It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to vote, sign, date, and promptly return the enclosed proxy in the envelope provided.

Sincerely yours,

David Hawthorne
President and Chief Executive Officer

PROXY STATEMENT
RECORD DATE AND VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
INFORMATION ABOUT THE NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
FISCAL 2002 AUDIT FIRM FEE SUMMARY
CHANGES IN CERTIFYING ACCOUNTANTS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
OTHER BUSINESS
INDEPENDENT PUBLIC ACCOUNTANTS
ANNUAL REPORT AND FINANCIAL STATEMENTS
SOLICITATION OF PROXIES
STOCKHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING
LODGIAN, INC. AUDIT COMMITTEE CHARTER

LODGIAN, INC.

3445 Peachtree Road, N.E., Suite 700
Atlanta, Georgia 30326

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 5, 2003

To the Stockholders of Lodgian, Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders of Lodgian, Inc., a Delaware corporation (“Lodgian”), will be held on Thursday, June 5, 2003, commencing at 10:00 a.m. Eastern Daylight Time, at the Georgia Society of CPAs, Atlanta Financial Center, North Tower, Suite 400, Classroom 1, 3353 Peachtree Road N.E., Atlanta, Georgia 30326, for the following purposes:

1. To elect nine directors to serve until the 2004 Annual Meeting of Stockholders.

2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants of the Company.

3. To consider and act upon such other business as may properly come before the Annual Meeting.

      The Board of Directors has fixed the close of business on April 14, 2003 as the record date for the determination of stockholders entitled to notice of and to vote on any matters which may properly come before the Annual Meeting.

      All stockholders are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, you are requested to vote, sign, date and return the accompanying proxy as soon as possible. If you are planning to attend the Annual Meeting, please notify the Secretary.

By order of the Board of Directors,

Daniel E. Ellis
Secretary

Dated: May 1, 2003

Atlanta, Georgia

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. PLEASE VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PRE-PAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE.

LODGIAN, INC.

3445 Peachtree Road, N.E., Suite 700
Atlanta, Georgia 30326

PROXY STATEMENT

      This Proxy Statement is furnished by the Board of Directors of Lodgian, Inc., a Delaware corporation (“Lodgian” or the “Company”), in connection with Lodgian’s solicitation of proxies for use at the 2003 Annual Meeting of Stockholders of Lodgian (the “Annual Meeting”), which will be held on Thursday, June 5, 2003, commencing at 10:00 a.m. Eastern Daylight Time, at the Georgia Society of CPAs, Atlanta Financial Center, North Tower, Suite 400, Classroom 1, 3353 Peachtree Road N.E., Atlanta, Georgia 30326, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All stockholders are entitled and encouraged to attend the Annual Meeting in person. This Proxy Statement and the accompanying Proxy Card are being mailed to stockholders of Lodgian on or about May 1, 2003.

      All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy. In voting by proxy with regard to the election of directors, stockholders may vote in favor of the nominee or withhold their votes as to the nominee. If no direction is given on the proxy, it will be voted for the election of the nominee for director.

      A stockholder who has given a proxy may revoke it at any time before it is exercised by giving notice of revocation to the Secretary or Assistant Secretary of Lodgian, by submitting a proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

RECORD DATE AND VOTING SECURITIES

      The Board of Directors has fixed the close of business on April 14, 2003 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Holders of record of the common stock, par value $.01 per share (the “Common Stock”), of Lodgian as of April 14, 2003 will be entitled to one vote for each share held. On April 14, 2003, there were 6,682,667 shares of Common Stock outstanding and entitled to vote.

      On December 20, 2001, the Company and substantially all of its subsidiaries which owned hotel properties filed for voluntary reorganization under Chapter 11 of the Bankruptcy Code.

      Less than one year later, at a Confirmation Hearing held on November 5, 2002, the Bankruptcy Court confirmed the Company’s First Amended Joint Plan of Reorganization (the “Joint Plan of Reorganization”) and, on November 25, 2002, the Company and entities owning 78 hotels officially emerged from Chapter 11. Pursuant to the Joint Plan of reorganization, 28,479,837 common shares were cancelled. New common shares totaling 7,000,000 became available for issuance. Of this amount, 6,682,667 shares have been issued. The remaining 317,333 shares are being held for distribution to the general unsecured creditors. These shares will be periodically distributed as disputed claims are resolved and will not be voted at the meeting. Similarly, 5,000,000 shares of preferred stock became available for issuance. Of this amount, 4,732,160 have been issued. The remaining 267,840 shares are being held for distribution to the general unsecured creditors. These shares will be periodically distributed as disputed claims are resolved.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding ownership of Common Stock as of April 14, 2003, by (i) each person known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock as of April 14, 2003, (ii) each of the members of the Company’s Board of Directors, (iii) each of the Company’s current executive officers named in the “Summary Compensation Table” under “Executive Compensation” and (iv) all directors and executive officers of the Company as a group. All shares were owned directly with sole voting and investment power unless otherwise indicated.

	Shares of		Percent of
	Common		Common
	Stock		Stock
	Beneficially		Beneficially
Name of Beneficial Owner and Address of 5% Beneficial Owner	Owned		Owned(1)

Beneficial Owners of 5% Or More Of Outstanding Common Stock:
Oaktree Capital Management, LLC	1,664,752	(2)	24.9%
333 South Grand Avenue, 28th Floor Los Angeles, CA 90071
Third Avenue Management, LLC	1,345,427	(3)	17.9%
767 Third Avenue New York, New York 10017-2023
BRE HY Funding LLC	833,627	(4)	12.5%
345 Park Avenue, 31st Floor New York, New York 10154
Merrill Lynch Pierce, Fenner & Smith Incorporated	774,520	(5)	11.6%
4 World Financial Center 250 Vesey Street New York, New York, 10080
Northeast Investors Trust	433,881	(6)	6.5%
50 Congress Street Boston, Massachusetts, 02109-4096

Directors:
David E. Hawthorne	1,000		*
Sean F. Armstrong	—	(2)
Russel J. Bernard	—	(2)
Stewart J. Brown	—
Kenneth A. Caplan	—	(4)
Stephen P. Grathwohl	—
Jonathan D. Gray	—	(4)
Kevin C. McTavish	—
W. Thomas Parrington	—

Non-Director Executive Officers:
Michael Amaral — COO	34	(7)	*
Manuel Artime — CAO	—
Richard Cartoon — CFO	—
Samuel Davis — Officer	919		*
Daniel Ellis — Officer	—

*	Directors and executive officers as a group — Represents less than 1%.

(1)	Ownership percentages are based on 6,682,667 shares of common stock outstanding as of April 14, 2003.

(2)	Oaktree Capital Management, LLC (“Oaktree”) filed a Form 13D on December 5, 2002, reporting beneficial ownership of 1,664,752 shares of Common Stock, including 1,578,611 shares owned by OCM Real Estate Opportunities Fund II, L.P. (the “OCM Fund”) and 86,141 shares owned by General Motors Trust Company (the “Trust”). Oaktree is the general partner of the OCM Fund and the investment manager for the Trust. Accordingly, Oaktree may be deemed to beneficially own the shares owned by the OCM Fund and the Trust. Oaktree disclaims any such beneficial ownership.

To the extent that Russel S. Bernard, a Principal of Oaktree, and Sean F. Armstrong, a Managing Director of Oaktree participate in the process to vote or to dispose of shares of Common Stock owned by Oaktree, each may be deemed to be a beneficial owner of such shares of Common Stock. Messrs. Bernard and Armstrong disclaim any such beneficial ownership.

(3)	Third Avenue Management, LLC filed a Form 13G on January 10, 2003, reporting beneficial ownership of 492,949 shares of common stock and Class A warrants to purchase 714,898 shares of common stock and Class B warrants to purchase 137,580 shares of common stock.
(4)	BRE HY Funding LLC (“BRE/HY”) filed a Form 13D on December 5, 2002, reporting beneficial ownership of 833,627 shares of common stock.

Jonathan D. Gray, a Senior Managing Director of The Blackstone Group L.P (“ Blackstone”), an affiliate of BRE/HY, and Kenneth A. Caplan, a Principal of Blackstone , each may be deemed to be a beneficial owner of securities owned by BRE/HY. Messrs. Gray and Caplan disclaim any such beneficial ownership.
(5)	Merrill Lynch Pierce, Fenner & Smith Incorporated filed a Form 13G on December 16, 2002, reporting beneficial ownership of 761,655 shares of common stock and Class A warrants to purchase 10,714 shares of common stock and Class B warrants to purchase 2,151 shares of common stock.
(6)	Northeast Investors Trust filed a Form 13G on February 11, 2003, reporting beneficial ownership of 433,881 shares of common stock.
(7)	Represents shares held through the Lodgian, Inc. 401 (k) Plan.

ELECTION OF DIRECTORS

      The restated Bylaws of Lodgian provide that the Lodgian Board will consist of not less than six members, the exact number to be determined by resolution adopted by the affirmative vote of a majority of all directors of Lodgian. The number of directors is currently set at nine. Directors are elected for a one-year term and hold office until the next annual meeting of the Company and until their successors are appointed.

      Russel S. Bernard, Sean F. Armstrong, Stewart J. Brown, Stephen P. Grathwohl, Jonathan D. Gray, Kenneth A. Caplan, Kevin C. McTavish, W. Thomas Parrington and David E. Hawthorne, directors whose terms expire at the 2003 Annual Meeting, have been nominated for re-election to the Board of Directors to hold office until the 2004 Annual Meeting of Stockholders or until a successor has been duly elected and qualified. The nominees are presently directors of Lodgian and have consented to be named as nominees and to serve as directors if elected. Should a nominee be unable or unwilling to serve as a director, the enclosed proxy will be voted for such other person or persons as the Board of Directors may recommend. Management does not anticipate that such an event will occur.

INFORMATION ABOUT THE NOMINEES, DIRECTORS

AND EXECUTIVE OFFICERS

      The table below sets forth the names and ages of the directors and executive officers of the Company, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table.

Name	Age	Position with Lodgian

Directors whose terms expire in 2003:
David E. Hawthorne	52	Director, President and Chief Executive Officer
Sean F. Armstrong	40	Director
Russel S. Bernard	45	Director and Chairman of the Board
Stewart J. Brown	53	Director
Kenneth A. Caplan	29	Director
Stephen P. Grathwohl	55	Director
Jonathan D. Gray	32	Director
Kevin C. McTavish	45	Director
W. Thomas Parrington	58	Director

Other Executive Officers:
Michael Amaral	44	Executive Vice President and Chief Operations Officer
Manuel Artime	37	Chief Accounting Officer
Richard Cartoon	53	Executive Vice President and Chief Financial Officer
Samuel Davis	43	Senior Vice President of Construction
Daniel Ellis	34	Secretary, Senior Vice President and General Counsel

      David Hawthorne has been Chief Executive Officer and President of the Company since November 1, 2001. Between 2000 and 2001, Mr. Hawthorne served as Vice President and Chief Restructuring Officer of Tower Records, a Sacramento-based company. While at Tower Records, he developed and implemented the operational restructuring plan for the company, which included major operating improvements and debt restructuring. During 2000, Mr. Hawthorne also served as Chief Executive Officer of Premier Cruise Lines where he negotiated the turnover of assets to the secured lenders of that company. Between 1997 and 1999, Mr. Hawthorne served as the Executive Vice President and Chief Financial Officer of Alliance Entertainment Corporation. Between 1996 and 1997, he was President of Hawthorne Management, LLC where he led a redevelopment effort in the downtown areas of Central Florida resulting in the purchase and renovation of 13 historic buildings. Between 1990 and 1996, Mr. Hawthorne was the Chairman and CEO of Servico, Inc., the predecessor of Lodgian. Prior to joining Servico, Mr. Hawthorne held positions with Kendavis Holding Company in Texas, was a consultant at Zolfo, Cooper and Co. in New York and worked with Gardinier, Inc. in Tampa, a French owned phosphate miner and producer of phosphate products.

      Sean F. Armstrong, 40, has been a Director since the Company’s emergence from Chapter 11 on November 25, 2002. Mr. Armstrong is also chairman of the executive committee of the Board of Directors. He is a Managing Director of Oaktree Capital Management, LLC, (“Oaktree”) with which he has been associated since 1995. Prior to joining Oaktree, Mr. Armstrong was a Vice President of Trust Company of the West.

      Russel S. Bernard, 45, has been a Director and Chairman of the Board of Directors since the Company’s emergence from Chapter 11 on November 25, 2002. He is a Principal of Oaktree Capital Management, LLC (“Oaktree”), with which he has been associated since 1995, and is the portfolio manager of Oaktree’s real estate and mortgage funds. Prior to joining Oaktree, Mr. Bernard was a Managing Director of Trust Company of the West (“TCW”). Under subadvisory relationships with Oaktree, he continues to serve as portfolio manager for the TCW Special Credits distressed mortgage funds.

      Stewart J. Brown, 55, has been a Director since the Company’s emergence from Chapter 11 on November 25, 2002. Since December 2002, he has been serving as Senior Consultant, with Booz Allen Hamilton as part of its Defense Team. He was recalled to active duty in the United States Army Reserve in September 2001 where he remained until he joined Booz Allen Hamilton in December 2002. During this time, he served as Chief of the Crisis Action Team in the Army Operation Center (Colonel Brown had previously served in the Army between 1993 and 2002 where, among other duties, he served as Director of Training and Education in the Strategic Readiness System). Between 1997 and 2001, Mr. Brown served as Principal and President of Real Estate Capital Services, LLC, a real estate consulting and finance firm. Colonel Brown has extensive experience in strategic and tactical planning, operational implementation, crisis management and turn around situations.

      Kenneth A. Caplan, 29, has been a Director since the Company’s emergence from Chapter 11 on November 25, 2002. Mr. Caplan is also a member of the executive committee of the Board of Directors. He is a Principal at The Blackstone Group (“Blackstone”), with which he has been associated since 1997. Mr. Caplan has been involved in a variety of real estate investments and investment initiatives, including property acquisitions, hotel investments and corporate ventures. Prior to joining Blackstone, he was an analyst in the real estate investment banking group of Lazard Frères & Co.

      Stephen P. Grathwohl, 55, has been a Director since the Company’s emergence from Chapter 11 on November 25, 2002. Mr. Grathwohl is also a member of the executive committee of the Board of Directors. He has been Principal of Burr Street Equities, LLC, a boutique real estate advisory company, since 1997 and is a director of ShoreBank, a commercial bank chartered by the State of Illinois and headquartered in Chicago, Illinois. He is also a Director of Shorebank Development Corporation, a Chicago real estate development and management company, and Shorebank Advisory Services, an international financial research and consulting company, each an affiliate of ShoreBank.

      Jonathan D. Gray, 32, has been a Director since the Company’s emergence from Chapter 11 on November 25, 2002. He is a Senior Managing Director at The Blackstone Group (“Blackstone”), with which he has been associated since 1992. Mr. Gray oversees the investment activities of Blackstone Real Estate Advisors, a major investment manager of commercial real estate. He is also a member of the Board of Directors of The Savoy Group and Homestead Studio Suites. Mr. Gray has also worked in the Mergers & Acquisitions Advisory group and the Private Equity group at Blackstone.

      Kevin C. McTavish, 45, has been a Director since the Company’s emergence from Chapter 11 on November 25, 2002. Mr. McTavish is President of Summit Capital, LLC, a real estate investment firm based in Dallas, Texas. Until recently, he was a Principal at Colony Capital, LLC (“Colony”) where he was responsible for the acquisition of new investments. In addition to focusing on new investments during his seven years at Colony, he was Chief Operating Officer of Colony Advisors, the related asset management company to Colony, from 1996 – 1998. In this capacity he was responsible for managing a 50 person asset management group and over $5 billion of real estate assets. He was a member of Colony’s Investment Committee and Major Asset Review Committee. Prior to Colony, Mr. McTavish worked with the Robert M. Bass Group in Fort Worth, Texas. There, he was a founder of Brazos Asset Management, LP which purchased, managed and sold over $3 billion of real estate assets during his 5 years with the firm. He is a member of the Pension Real Estate Association, the Urban Land Institute and the Samuel Zell Real Estate Center at the Wharton Business School.

      W. Thomas Parrington, 58, has been a Director since the Company’s emergence from Chapter 11 on November 25, 2002. Mr. Parrington is also a member of the executive committee of the Board of Directors. He has been involved in the hospitality industry for 30 years. Mr. Parrington was President and Chief Executive Officer of Interstate Hotels Company (“Interstate”) until he retired in December 1998. Interstate was a publicly traded company until it merged with Wyndam Hotels in June 1998. During his 17-year tenure with Interstate, Mr. Parrington also served as Chief Financial Officer and Chief Operating Officer. Since leaving Interstate, Mr. Parrington has focused on real estate investments (primarily hotels) and consultancy. He has also been involved in the management of his personal investments.

      Michael Amaral was appointed Senior Vice President of Operations in November 2001 and Executive Vice President and Chief Operating Officer in May 2002. Mr. Amaral brings over 20 years of hospitality experience to his position. Prior to November 2001, he was the Vice President of Operations for the Company’s Eastern Region, a position he held from December 1998. Between August 1990 and December 1998, Mr. Amaral was employed by Servico Inc. (“Servico”) where he held the position of Regional Vice President of the Pittsburg Region. Prior to joining Servico, Mr. Amaral held other senior positions within the hospitality industry including general manager of Atlantic Hospitality and Director of Operations of Prime Motor Inns Fairfield, New Jersey, where he also served as general manager.

      Manuel Artime was appointed Chief Accounting Officer on March 1, 2002. His tenure with the Company commenced on December 27, 2001 as Vice President and Controller. Mr. Artime was instrumental in the Chapter 11 restructuring for Mariner Health Care Inc., serving as its Director of Financial Restructuring between February 2000 and December 2001. Between May 1993 and February 2000, Mr. Artime served in the Financial Advisory Services Group of Ernst & Young in Atlanta. Mr. Artime is a Certified Public Accountant in the State of Georgia.

      Richard Cartoon was appointed Executive Vice President and Chief Financial Officer on November 13, 2001. A member of the Georgia State Society of Certified Public Accountants and of the Institute of Chartered Accountants (S.A.), Mr. Cartoon has been President of Richard Cartoon LLC, a firm which provides advisory services to companies undergoing change, since 1999. The firm of Richard Cartoon LLC is currently providing reorganization advisory services to Lodgian. Between 1986 and 1989, Mr. Cartoon served as Senior Manager and from 1989 to 1999 as partner with Ernst & Young’s Restructuring and Reorganization Group.

      Samuel Davis was appointed Senior Vice President of Construction and Development on November 13, 2001. His tenure with the Company commenced on December 11, 1998 as Vice President of Construction and Development. Mr. Davis served as Vice President of Design and Construction with a predecessor of the Company, Impac Hotel Group, LLC from 1982 to December 1998. Prior to that, he was with the United States Navy where he served as an engineer.

      Daniel Ellis was appointed Senior Counsel in July 1999. He was appointed Secretary and Vice President of Legal Affairs on November 13, 2001. In March 2002, he was promoted to Secretary, Senior Vice President and General Counsel. Between 1995 and 1997, Mr. Ellis served as Assistant District Attorney for the State of Georgia and as attorney in private practice between 1997 and 1999.

Director Compensation

      Lodgian pays non-executive Board members a $24,000 total annual retainer, as well as fees of $1,500 per board meeting, $1,000 per board committee meeting, and $500 per telephonic board or board committee meeting.

      Lodgian also reimburses directors for expenses associated with attending Board and committee meetings of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of Lodgian held 8 meetings in the fiscal year ended December 31, 2002, two of them subsequent to the Company’s emergence from bankruptcy and appointment of a new Board on November 25, 2002. No director attended fewer than 75% of the total aggregate number of the Company’s meetings of the Board of Directors and any committee of the Board of Directors on which such director served during his tenure as a director or committee member.

      The Board of Directors of Lodgian currently has three standing committees: the Audit Committee, the Executive Committee and the Compensation Committee.

      The full Board of Directors currently serves as the Nominating Committee.

      The members of the Audit Committee are W. Thomas Parrington (Chairman), Stewart J. Brown and Kevin C. McTavish. The Executive Committee is comprised of Sean F. Armstrong (Chairman), Kenneth A. Caplan, Stephen P. Grathwohl and W. Thomas Parrington. Kenneth A. Caplan (Chairman), Sean F. Armstrong and W. Thomas Parrington comprise the Compensation Committee.

      Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year, is set forth in the “Report of the Audit Committee‘’ included in this Proxy Statement.

      The principal functions of the Compensation Committee are to approve or, in some cases, to recommend to the Board of Directors remuneration arrangements and compensation plans involving the Company’s directors and executive officers, review bonus criteria and bonus recommendations, review compensation of directors and administer the Company’s Stock Incentive Plan. See the “Report of the Compensation Committee on Executive Compensation” included in this Proxy Statement for further discussion.

REPORT OF THE AUDIT COMMITTEE

      The new Audit Committee of the Board of Directors of the Company is comprised of three independent directors and operates under a written charter adopted by the Board of Directors on January 24, 2003 (see Exhibit A). There were 4 meetings of the Audit Committee during the fiscal year ended December 31, 2002 (none were held by the new Audit Committee appointed on the Company’s emergence from bankruptcy on November 25, 2002).

      Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has met and held discussions with management and the Company’s independent accountants. Management reported to the Audit Committee that the Company’s consolidated financial statements for the Company’s 2002 fiscal year were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed these consolidated financial statements with management. The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 “Communications with Audit Committee”, as amended.

      The Company’s independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards No. 1 “Independence Discussions with Audit Committees” and the Audit Committee discussed with the independent accountants their firm’s independence. The Audit Committee considered whether the provision of services by the independent accountants, other than audit services, is compatible with maintaining the independent accountants’ independence.

      Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company’s independent public accountants.

Submitted by,

W. Thomas Parrington, Chairman
Col. Stewart J. Brown
Kevin C. McTavish

FISCAL 2002 AUDIT FIRM FEE SUMMARY

      The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that year were $586,400.

      Deloitte & Touche, LLP did not provide any services related to financial information systems design and implementation during the fiscal year ended December 31, 2002.

      During fiscal year ended December 2002, Deloitte & Touche LLP also provided services related to sales, use and property tax compliance as well as services related to the Chapter 11 proceedings. The aggregate fees for these services totaled $111,695.

      Except for the services discussed above, Deloitte & Touche did not provide any other services during the 2002 fiscal year.

CHANGES IN CERTIFYING ACCOUNTANTS

      On June 6, 2002, pursuant to the direction of the Audit Committee, the Board of Directors dismissed the Company’s independent public accountants, Arthur Andersen LLP (“Arthur Andersen”) and appointed Deloitte & Touche LLP as its new independent auditors for the year ended December 31, 2002. Deloitte & Touche LLP had not consulted with the Company on any matters within the two years preceding their appointment.

      The reports of Arthur Andersen on the Company’s financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of Arthur Andersen on the Company’s consolidated financial statements for the year ended December 31, 2001, contained a modification as to the substantial doubt of the Company’s ability, at that time, to continue as a going concern. In addition, during each of the years ended December 31, 2001 and 2000 and during the subsequent interim period through June 6, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen’s satisfaction, would have caused them to make reference in their reports.

EXECUTIVE COMPENSATION

      The following table sets forth certain summary information concerning compensation paid or accrued by the Company, to or on behalf of the Chief Executive Officer and to each of the Company’s four most highly compensated executive officers other than the Chief Executive Officer for the three years ended December 31, 2002.

		Annual Compensation			Long-term
					Compensation
				Other	Awards
				Annual
				Compen-	Securities	All Other
				sation	Underlying	Compen-
	Year	Salary($)	Bonus($)(1)	($)	Options/SARs	sations

David Hawthorne	2002	400,000	1,000,000	—	—	—
Chief Executive Officer and	2001	90,770	250,000	—	1,000,000 (2)	—
President	2000	—	—	—	—	—
Richard Cartoon(3)	2002	699,536	500,000	—	—	—
Executive Vice President and	2001	162,750	—	—	—	—
Chief Financial Officer	2000	—	—	—	—	—
Michael Amaral(4)	2002	250,503	516,275	—	—	—
Executive Vice President and	2001	184,570	93,995	—	—	—
Chief Operating Officer	2000	169,409	38,637	—	—	—
Manuel Artime(5)	2002	162,256	105,425	—
Chief Accounting Officer	2001	22,060	25,000	—	—	—
	2000	—	—	—	—	—
Samuel Davis(6)	2002	128,793	107,595	—	—	—
Senior Vice President of	2001	122,325	24,324	—	—	—
Construction and Development	2000	122,325	36,000	—	—	—

(1)	For the fiscal year ended December 31, 2002, substantially all of the bonuses were awarded in recognition of efforts in connection with the Company’s successful restructuring, including, restructuring bonuses of $1,000,000 for David Hawthorne, $500,000 each, for Messrs. Cartoon and Amaral and $100,000 each for Messrs. Artime and Davis.
(2)	Mr. Hawthorne’s employment with the Company commenced on October 1, 2001 (as interim Chief Executive Officer and President with formal appointment on November 1, 2001). Mr. Hawthorne was granted options to acquire 1,000,000 shares of Lodgian’s Common Stock, which were to vest equally over a period of three years. However, in accordance with the employment agreement, the options terminated automatically upon the Company’s commencement of bankruptcy proceedings.
(3)	Mr. Cartoon’s appointment with the Company began on October 4, 2001. The amount shown as salary for 2002 represents fees charged by Richard Cartoon, LLC for the services of Richard Cartoon from January 1, 2002 to December 31, 2002. The amount shown for 2001 represents fees charged by Richard Cartoon, LLC for the services of Richard Cartoon from October 4, 2001 to December 31, 2001.
(4)	Mr. Amaral was appointed Executive Vice President and Chief Operating Officer on May 10, 2002.
(5)	Mr. Artime’s tenure with the Company commenced on December 27, 2001 as Vice President and Controller. He was appointed Chief Accounting Officer on March 1, 2002.
(6)	Mr. Davis’ tenure with the Company commenced on December 11, 1998 as Vice President of Construction and Development. Prior to this, Mr. Davis served as Vice President of Design and Construction with a predecessor of the Company, Impac Hotel Group, LLC. On November 13, 2001, he was appointed Senior Vice President of Construction and Development.

B. Stock Incentive Plan

      The Company’s Stock Incentive Plan provides for the issuance of incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986 (The “Internal Revenue Code”) and non-qualified stock options not intended to meet the requirements of Section 422A of the Internal Revenue Code. The plan is administered by a committee of the Board of Directors which, subject to the terms of the plan, determines to whom grants are made and the vesting, timing and amounts of such grants.

      There were no stock option grants made during 2002 to the executive officers named in the “Summary Compensation Table”. Accordingly, the table of “Stock Option Grants in Fiscal Year 2002” has not been included.

      There were no exercised and unexercised stock options to purchase the Company’s Common Stock as of April 14, 2003, under Lodgian’s Stock Option Plan held by executive officers.

C. Employment Agreements and Termination of Employment

     Employment Agreements

      David E. Hawthorne entered into an employment agreement with Lodgian relating to his employment as President and Chief Executive Officer as of November 1, 2001. This employment agreement was for an initial term of three years with a base salary of not less that $400,000. Annual increases are at the discretion of the Board of Directors. During the initial three year term, Mr. Hawthorne is eligible to receive an annual bonus of up to 100% of base salary limited to 50% of base salary for any fiscal year in which Mr. Hawthorne is paid a reorganization bonus. Mr. Hawthorne was paid a reorganization bonus of $1 million in 2002. Any annual bonus will be determined based on the achievement of performance objectives that are mutually agreed to by the Board of Directors, the Compensation Committee of the Board of Directors and Mr. Hawthorne. Mr. Hawthorne receives paid health insurance, paid disability insurance, paid life insurance, a company car and is entitled to participate, to the extent eligible, under any benefit plans provided to other executives of Lodgian. Mr. Hawthorne is entitled to a minimum of four weeks vacation annually. He was granted options to acquire 1,000,000 shares of Lodgian’s Common Stock, which were to vest equally over a period of three years. However, in accordance with the employment agreement, the options terminated automatically upon the Company’s commencement of bankruptcy proceedings. Mr. Hawthorne is also entitled to reimbursement of expenses in accordance with the Company’s policy. Mr. Hawthorne’s employment agreement contains provisions for payments to him in the event of termination or change of control as described more fully under “Arrangements Regarding Termination of Employment and Change of Control”.

     Arrangements Regarding Termination of Employment and Changes of Control

      On November 21, 2002, the Company and Mr. Hawthorne entered into an amendment to his employment agreement. The amendment provides that Mr. Hawthorne may terminate his employment agreement in the event he and the Company do not reach terms on a new mutually satisfactory employment agreement and a long term incentive compensation agreement within six months from the effective date of the First Amended Joint Plan of Reorganization. In the event Mr. Hawthorne and the Company do not reach such an agreement, Mr. Hawthorne is entitled to collect the greater of (a) two times the base salary in effect on the date of the termination and (b) the base salary in effect on the date of the termination multiplied by the number of years remaining during the term of Mr. Hawthorne’s original employment agreement. The amendment also provides that Mr. Hawthorne is entitled to the same payment as specified herein in the event of a change in control resulting in the Company’s termination of Mr. Hawthorne’s employment (other than for cause) or in a material diminution of the position, duties, benefits and other terms of Mr. Hawthorne’s employment with the Company.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (the “Committee”) determines the compensation and benefits of the Chief Executive Officer and other executive officers of the Company and oversees the Company’s stock incentive, employee stock purchase and other stock-based plans. The Committee is comprised solely of non-employee directors. There were no Committee meetings during fiscal 2002.

      The Company emerged from reorganization proceedings under Chapter 11 on November 25, 2002. On this date, a new Board of Directors was appointed pursuant to the Company’s Joint Plan of reorganization. At its first meeting, the new Board of Directors appointed Kenneth A. Caplan (Chairman), Sean F. Armstrong and W. Thomas Parrington to serve on the Committee. Prior to the Company’s emergence from Chapter 11, the Committee was comprised of Peter R. Tyson (Chairman), John M. Lang and Richard H. Weiner (the “Former Committee”).

      The compensation of executive officers of the Company was substantially determined prior to the constitution of the current Committee on November 25, 2002. The Committee understands from the Former Committee that the Company’s executive compensation policies were designed to provide competitive levels of compensation that integrated remuneration with the Company’s short-term and long-term performance goals, to reward corporate performance and recognize individual initiative and achievement.

     Base Compensation

      The base salaries of Lodgian’s executive officers are based in part on comparative industry data and on various quantitative and qualitative considerations regarding corporate and individual performance. An executive’s base salary is determined only after an assessment of his or her sustained performance, current salary in relation to an objective salary range for the executive’s job responsibilities and his or her experience and potential for advancement. Further, in establishing base salaries for Lodgian’s executive officers, the Committee considers numerous other factors, including the following:

i. Industry compensation trends;

ii. Cost-of-living and other local and geographic considerations;

iii. Consultation with other Lodgian executives;

iv. Hospitality industry and job-specific skills and knowledge;

v. Historical and expected contributions to the Company’s performance; and

vi. Level, complexity, breadth and difficulty of duties.

      The base compensation for the Chief Financial Officer represents fees charged by Richard Cartoon, LLC for the services of Richard Cartoon.

     Bonus Program

      The Company has a bonus program (the “Incentive Compensation Plan”), the objectives of which are to: motivate and reward the accomplishment of corporate objectives; reinforce a strong performance orientation; provide a direct link between corporate performance and executive compensation; and provide a fully competitive compensation package which will attract, reward and retain individuals of the highest quality. As a performance-based plan, cash bonus awards are required to be paid under the Incentive Compensation Plan only upon the achievement of pre-established corporate performance objectives on a quarterly and annual basis, and no bonuses are required to be paid if the minimum established thresholds are not met. A maximum ceiling is also established for awards under the bonus program which is determined after consideration of the Company’s competitive position in the industry, assessment of long-term goals and business performance considerations.

      In addition, for the 2002 fiscal year, certain executive officers were awarded, in connection with the Company’s Joint Plan of Reorganization, restructuring bonuses in recognition of their individual efforts in connection with the Company’s successful restructuring, including restructuring bonuses of $1,000,000 for David Hawthorne, $500,000 each for Messrs. Cartoon and Amaral and $100,000 each for Messrs. Artime and Davis.

     Stock Options and Stock Appreciation Rights

      On November 25, 2002, the Company adopted a new Stock Incentive Plan (the “Stock Incentive Plan”) which replaced the option plan previously in place. The Stock Incentive Plan was not approved by security holders as it was adopted in connection with the Company’s Joint Plan of Reorganization. In accordance with the Stock Incentive Plan, awards to acquire up to 1,060,000 shares of common stock may be granted to officers or other key employees or consultants of the Company. Awards may consist of stock options, stock appreciation rights, stock awards, performance share awards, section 162(m) awards or other awards determined by the Committee. Stock options granted pursuant to the Stock Incentive Plan cannot be granted at an exercise price which is less than 100% of the fair market value per share on the date of the grant. Vesting, exercisability, payment and other restrictions pertaining to any awards made pursuant to the Stock Incentive Plan are determined by the committee. As of December 31, 2002, no awards had been made pursuant to the Stock Incentive Plan and there were no awards of any stock options to executive officers during 2002 under the prior option plan or any other arrangement.

     Chief Executive Officer

      As with the case with respect to other executive officers, decisions regarding the compensation of the Chief Executive Officer for fiscal 2002 were made prior to November 25, 2002 by the Former Committee and the then Board of Directors, including entering into an employment agreement with the Chief Executive Officer that established his salary at $400,000 with eligibility for an annual bonus of up to 100% of his base salary (or 50% of his base salary in any year for which he is paid a reorganization bonus).

      In addition, pursuant to the terms of his employment agreement, the Chief Executive Officer was entitled to a restructuring bonus of $900,000; in recognition of his individual efforts in the Company’s successful restructuring, the restructuring bonus was increased in connection with the Company’s Joint Plan of Reorganization to $1,000,000.

Submitted by,

Kenneth A. Caplan, Chairman
Sean F. Armstrong
W. Thomas Parrington

PERFORMANCE GRAPH

      The Company emerged from reorganization proceedings under Chapter 11 on November 25, 2002. Pursuant to the Joint Plan of Reorganization, the previous common stock was cancelled and new common stock became available for issuance. The new common stock began trading on the American Stock Exchange on January 28, 2003 under the symbol “LGN”. There is no meaningful market information relating to the price of the Company’s common stock from November 25, 2002 until the new common stock was listed on January 28, 2003. Accordingly, no performance graph has been included.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The following parties have direct or indirect material interest in transactions with the Company since the beginning of its most recently completed fiscal year and such transactions are described below.

      Richard Cartoon, the Company’s Executive Vice President and Chief Financial Officer, is a principal in a business that the Company retained in October 2001 to provide Richard Cartoon’s services as Chief Financial Officer and other restructuring support and services. In addition to amounts paid for Richard Cartoon’s services, which amounts are disclosed in the “Executive Compensation” section of this proxy, the Company was billed $379,000 for 2002 ($22,000 for the post-emergence period, November 23 to December 31, 2002 and $357,000 for the pre-emergence period, January 1 to November 22, 2002) for other support and services provided by associates of Richard Cartoon, LLC.

COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires Lodgian’s directors, executive officers and 10% stockholders to file reports of ownership and reports of changes in ownership of Lodgian’s Common Stock and other equity securities with the Securities and Exchange Commission. Directors, executive officers and 10% stockholders are required to furnish Lodgian with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to it, Lodgian believes that during 2002, Lodgian’s directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      For the period January 1, 2002 to November 22, 2002, the following directors served on the Compensation Committee of the Board of Directors: John M. Lang, Peter R. Tyson and Richard H. Weiner. Between November 23, 2002 and December 31, 2002, Sean F. Armstrong, Kenneth A. Caplan and W. Thomas Parrington served on the Compensation Committee of the Board of Directors. None of such persons is or has been an executive officer of the Company, and no interlocking relationships exist between any such person and the directors or executive officers of any other Company.

OTHER BUSINESS

      The Board of Directors does not intend to bring any other business before the meeting, and, as far as is known by the Board, no matters are to be brought before the meeting except as disclosed in the Notice of Annual Meeting of Stockholders. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgement of the persons voting such proxies.

INDEPENDENT PUBLIC ACCOUNTANTS

      Subject to stockholder approval, the Board of Directors has appointed the firm of Deloitte & Touche LLP, independent certified public accountants, to be Lodgian’s independent certified public accountants for the fiscal year ending December 31, 2003. Deloitte & Touche LLP also served as Lodgian’s independent certified public accountants for the fiscal year ended December 31, 2002. Representatives of Deloitte & Touche LLP are expected to be present at the meeting and will be available to respond to appropriate questions from stockholders.

ANNUAL REPORT AND FINANCIAL STATEMENTS

      A copy of Lodgian’s 2002 Annual Report to Stockholders, including audited financial statements, was mailed to all stockholders of the Company, along with this Proxy Statement. The Annual Report to Stockholders, however, is not part of the proxy soliciting material. ADDITIONAL COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS AND COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (WITHOUT EXHIBITS) ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, FROM LODGIAN OR ARE AVAILABLE ON THE COMPANY’S WEBSITE, www.lodgian.com. SUCH REQUESTS SHOULD BE DIRECTED TO LODGIAN, INC., 3445 PEACHTREE ROAD, N.E., SUITE 700, ATLANTA, GEORGIA 30326. ATTENTION: INVESTOR RELATIONS DEPARTMENT.

SOLICITATION OF PROXIES

      The proxy accompanying this Proxy Statement is solicited by the Lodgian Board of Directors. Proxies may be solicited by officers, directors and regular supervisory and executive employees of Lodgian, none of whom will receive any additional compensation for their services. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. Lodgian may reimburse brokers and other persons holding shares in their names or in the name of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. Lodgian has engaged The Altman Group, Inc. (the “Altman Group”) to coordinate the solicitation of proxies by or through brokers, banks and other custodians, nominees and fiduciaries. The cost of the services to be provided by the Altman Group is estimated at $1,000 plus out-of-pocket expenses. All of the costs of solicitation of proxies will be paid by Lodgian.

STOCKHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

      In accordance with the rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2004 Annual Meeting of Stockholders must submit such proposal to the Company no later than December 31, 2003.

      In addition, the Company’s Amended and Restated Bylaws have an advance notice procedure for stockholders to bring business before an Annual Meeting of Stockholders. The advance notice procedure requires that a stockholder interested in presenting a proposal for action at the 2004 Annual Meeting of Stockholders must deliver a written notice of the proposal, together with certain specified information relating to such stockholder’s stock ownership and identity, to the Company’s Secretary not earlier than March 8 nor later than April 6, 2004. However, in the event that the Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding Annual Meeting of Stockholders, notice by the stockholder, in order to be timely, must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

By order of the Board of Directors,

Daniel E. Ellis
Secretary

Dated: May 1, 2003

Atlanta, Georgia

Exhibit A

LODGIAN, INC. AUDIT COMMITTEE CHARTER

Adopted by the Company’s Board of Directors on January 24, 2003.

I. Statement of Purpose

      The Board of Directors appoints an Audit Committee to represent and assist the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial practices and legal compliance of the Company and its subsidiaries. The Audit Committee has general responsibility for oversight of the accounting and financial processes of the Company and its subsidiaries, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualification and independence of the Company’s auditors and the performance of the Company’s internal audit function and independent auditors.

      Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, members of the internal auditing team and the Board of Directors.

II. Committee Members

      The Audit Committee shall have at least three members appointed by the Board of Directors with one member appointed as chairperson. The Audit Committee shall consist entirely of “independent” members of the Board of Directors. “Independent” means a director who (i) satisfies all criteria for independence established by the Securities and Exchange Commission (the “SEC”), (ii) meets the American Stock Exchange (the “AMEX”) definition of “independence” (including all criteria imposed with respect to service on an audit committee) and (iii) is otherwise free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee, all as determined by the Board of Directors.

      Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement (or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee) as determined in the Board of Directors’ judgment. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities in compliance with criteria established by AMEX and at least one member of the Audit Committee shall have such accounting or related financial management expertise as required to be a “financial expert” in compliance with the criteria established by the SEC, both as determined in the Board of Directors’ judgment. The identity of such financial expert and whether such financial expert meets the SEC’s “independence” criteria shall be disclosed in the Company’s annual report as filed with the SEC and such other reports as the SEC may require.

      The members of the Audit Committee shall be elected by the Board of Directors at each annual meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a chair is elected by the full Board of Directors, the members of the Audit Committee may designate a chair by majority vote of the full Audit Committee.

III. Powers, Duties and Responsibilities

      In carrying out its intended purpose, the Audit Committee shall have the powers, duties and responsibilities delegated to it by the Board of Directors as set forth below. The Audit Committee shall:

     Services of Independent Auditors

A.	Have sole authority to engage a public accounting firm to serve as the Company’s independent auditors and to perform the Company’s annual audit (subject, if applicable, to shareholder ratification). This authority shall include the sole discretion to retain and discharge such independent auditors and to approve the terms and conditions of all audit engagements as well as all significant non-audit engagements with such independent auditors, including a determination of the compensation to be paid to such independent auditors. This authority may not be delegated to management (although the Audit Committee may obtain input from management).

B.	Oversee the work performed by the Company’s independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). Such independent auditors shall report directly to the Audit Committee, although they shall remain accountable to the entire Board of Directors as well as to the Audit Committee.

C.	Review with the independent auditors the scope of the audit, preapprove the audit services (which may entail providing comfort letters in connection with securities underwritings) to be performed by the independent auditors, and review the results of the annual audit examination and any reports of the independent auditors with respect to the Company’s financial statements or policies.

D.	Preapprove all non-audit services provided to the Company by the independent auditors by either (i) the Audit Committee or (ii) pursuant to preapproval policies and procedures established by the Audit Committee, provided the Audit Committee is informed of each non- audit service. In no event shall approval be granted for any non-audit service that the SEC, AMEX or other applicable regulatory authority determines is impermissible. Non-audit services which constitute less than 5% of the revenues paid by the Company and its subsidiaries to the independent auditors during the fiscal year in which the non-audit services are provided, may be approved by the Audit Committee (or one or more members authorized by the Audit Committee) after the services are commenced but before the completion of the audit, provided that such services were not recognized by the Company at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Audit Committee. As may be required by the SEC, the Audit Committee shall disclose the approval of non-audit services and/or any preapproval policies and procedures in periodic reports filed by the Company with the SEC.

E.	Periodically assess the independence of the Company’s auditors as defined by the rules, regulations and standards of the SEC, the AMEX and other applicable authorities. The Audit Committee shall, at least annually, obtain and review a report by the Company’s independent auditors describing: (1) the firm’s internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard 1.

     Audit Practices and Financial Reporting Matters

F.	Obtain and review all reports and other information that the independent auditors are required by law, rule or regulation to submit to the Audit Committee, including periodic reports on (1) all critical accounting policies and practices to be used by the Company, (2) all alternative treatments of financial information within generally accepted accounting principles in effect from time to time (“GAAP”) that have been discussed with management, the ramification of the use of such alternative disclosures and treatment, and the treatment preferred by the independent auditors, and (3) other material written communications between the independent auditors and management of the Company.

G.	Review and discuss with management and the independent auditors the Company’s annual audited financial statements and quarterly financial statements, including a discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and a discussion with the independent auditors of their judgments as to the quality of the Company’s accounting principles.

H.	Review with management and the independent auditors the results of any significant matters identified as a result of the independent auditors’ interim review procedures prior to the filing of each Form 10-Q or as soon thereafter as possible. The Audit Committee may delegate this function to one or more of its members having sufficient accounting or financial management expertise to perform such review.

I.	Establish guidelines for the Company’s internal audit function and periodically review the adequacy of the Company’s internal controls.

J.	Review changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports, and make reports on the foregoing to the Board of Directors.

K.	Regularly review with the independent auditors any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditors’ activities or access to information and any significant disagreements with management.

Company Governance Policies and Compliance

L.	Prepare the report that SEC rules require to be included in the Company’s annual proxy statement.

M.	Establish clear policies for the Company to follow in hiring employees or former employees of the independent auditors (which may include a prohibition on such hiring). Any such policies should consider the restriction that no registered public accounting firm may audit the Company if the Company’s chief executive officer, chief financial officer, chief accounting officer, controller or other persons serving similar functions were employed by the accounting firm and participated in the Company’s audit during the one year prior to commencement of the audit.

N.	Discuss with management policies with respect to risk assessment and risk management, including guidelines to govern the process by which risk assessment and management is undertaken by the Company.

O.	Review and reassess the adequacy of the Audit Committee Charter on an annual basis.

P.	Review with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports, which raise material issues regarding the Company’s financial statements or accounting policies. In connection therewith, the Audit Committee shall establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns of questionable accounting or auditing matters.

Q.	Review and update periodically the Company’s Code of Ethics.

General Powers

R.	Have the ability (but not the obligation) to conduct or authorize, if it considers appropriate, investigations into any matters within the scope of its responsibilities.

S.	Have the authority (without separate approval from the Board of Directors) to obtain advice, services and assistance from outside legal, accounting or other advisors, as the Audit Committee deems necessary to assist it in carrying out its responsibilities, and to determine the compensation for any such advisors.

T.	Perform such activities consistent with this Charter, the Company’s bylaws and applicable law as the Board of Directors or the Audit Committee deems necessary or appropriate.

U.	Otherwise make regular reports and recommendations to the Board of Directors within the scope of its functions.

IV. Committee Meetings

      The Audit Committee will meet at least four times annually, or more often as it deems necessary or appropriate, in its judgment, either in person or telephonically, and at such times and places as the Audit Committee determines. Periodically, as it deems appropriate, the Audit Committee (or designated members thereof, if appropriate) will meet in private sessions with the independent auditors, the Company’s chief financial officer, the senior manager(s) of the Company’s internal audit functions and other management personnel as the Audit Committee deems appropriate regarding any matters, that the Audit Committee or any of these groups believe should be discussed, including any matters within the scope of the Audit Committee’s responsibilities. The majority of the members of the Audit Committee shall constitute a quorum for Audit Committee meetings and, unless otherwise required by this Charter of the Company’s bylaws, action may be taken by majority vote of the members present at such meetings.

     The undersigned hereby appoints David Hawthorne and Richard Cartoon as attorneys in fact, agents and proxies for the undersigned to vote all shares of Common Stock, par value $.01 per share, of Lodgian, Inc. (“the Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held on Thursday, June 5, 2003 commencing at 10:00 a.m. Eastern Daylight Time, at the Georgia Society of CPAs, Atlanta Financial Center, North Tower, Suite 400, Classroom 1, 3353 Peachtree Road, N.E., Atlanta, GA 30326, and at any and all adjournments or postponements thereof, to the same extent and with the same power as if the undersigned was personally present at said meeting or such adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the proxy nominee named above is specifically directed to vote as indicated below.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

     If there are amendments or variations to the matters proposed at the meeting or at any adjournments or postponements thereof, or if any other business properly comes before the meeting, this proxy confers discretionary authority on the proxy nominees named herein and each of them to vote on such amendments, variations or other business.

THE UNDERSIGNED HEREBY REVOKES ANY PREVIOUS PROXIES WITH RESPECT TO MATTERS COVERED BY THIS PROXY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

1.	The election as directors of all nominees listed below:

☐ FOR                                                ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

Nominees: Russel S. Bernard, Sean F. Armstrong, Stewart J. Brown, Stephen P. Grathwohl, Jonathan D. Gray, Kenneth A. Caplan, Kevin C. McTavish, W. Thomas Parrington, David E. Hawthorne.

INSTRUCTION: To withhold your vote for any Individual nominee (s), mark “for” above and write names (s) of the nominees (s) for whom you do not wish to vote below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the independent public accountants of the Company.

☐ FOR                                                ☐ AGAINST                                                ☐  ABSTAIN

3.	In their discretion, act on any other matters that may properly come before the meeting and matters incidental to the conduct of the meeting.

    The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement for the June 5, 2003 meeting.

    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CARD. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. CORPORATION PROXIES SHOULD BE SIGNED IN CORPORATE NAME BY AN AUTHORIZED OFFICER. EXECUTORS, ADMINISTRATORS, TRUSTEES OR GUARDIANS SHOULD GIVE THEIR TITLE WHEN SIGNING. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________________, 2003

Signature of Stockholder(s)

Print Name(s) Here

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED.

IF YOU NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL LODGIAN’S SECRETARY, DANIEL E. ELLIS, 404-812-3176.